UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2005

                              ------------------

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                 0-24020                 61-1321992
            --------                 -------                 ----------
  (State or Other Jurisdiction     (Commission            (I.R.S. Employer
        of Incorporation)         File Number)           Identification No.)

   101 Bullitt Lane, Suite 450
      Louisville, Kentucky                                          40222
      (Address of Principal                                      (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000
-------------------------------------------------------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On April 26, 2005, John F. Brinkley was elected as a Class II member of the Company's Board of Directors. Mr. Brinkley retired in 1995 from the Ford Motor Company after 33 years of service, including 28 years of working and living in international markets. During his long and distinguished career with Ford, Mr. Brinkley served in a variety of executive positions, including General Manager, North American Automotive Operations Export, and in Europe as Vice President of Marketing, Director of Southern Europe Sales Operations, and Director of Truck Operations. Mr. Brinkley also served on several Ford national company boards while in Europe. Prior to his European assignments, he managed Ford sales operations in West Africa. Mr. Brinkley holds a BBA degree in Marketing from the University of Cincinnati and an MBA from Indiana University. There is no arrangement or understanding pursuant to which Mr. Brinkley was selected as a director, and the Company has no related party transactions with Mr. Brinkley. The Board of Directors has determined that Mr. Brinkley will be a member of the Compensation and Nominating and Governance Committees.

                A copy of the press release announcing Mr. Brinkley's election is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.


                  Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit Number       Description of Exhibit
     --------------       ----------------------
          99              Press release issued April 26, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 26, 2005              Sypris Solutions, Inc.

                                    By: /s/ John R. McGeeney
                                    -----------------------
                                            John R. McGeeney
                                            General Counsel and Secretary

                                INDEX TO EXHIBITS



    Exhibit Number       Description of Exhibit
     --------------       ----------------------
          99              Press release issued April 26, 2005.